FCX
Freeport-McMoRan

Cu
Copper

Au
Gold

Equity Roadshow

Investor Presentation

March 2007

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about FCX. When used in this document, the words "anticipates", "may", "can", "believes", "expects", "projects", "intends", "likely", "will", "to be" and any similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. In making any of those statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of FCX, including macroeconomic conditions and general industry conditions such as the competitive environment of the mining industry, unanticipated mining, milling and other processing problems, accidents that lead to personal injury or property damage, persistent commodity price reductions, changes in political, social or economic circumstances in areas where FCX operates, variances in ore grades, labor relations, adverse weather conditions, the speculative nature of mineral exploration, fluctuations in interest rates and other adverse financial market conditions, regulatory and litigation matters and risks, changes in tax and other laws and other factors described in FCX's registration statement on Form S-4/A filed with the Securities and Exchange Commission on February 12, 2007. The actual results or performance by FCX, and issues relating to the transaction, could differ materially from those expressed in, or implied by, any forward-looking statements relating to those matters. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of FCX. Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Transaction Overview

Phelps Dodge Acquisition -- Transaction Highlights

- **Completed March 19, 2007**
- **Created World's Premier Publicly Traded Copper Company**
- **Leading North American-based Metals and Mining Investment**
- **World Class, Long-lived, Geographically Diverse Operations**
- **Significant Exploration Potential and Management Track Record of Adding Value Through Exploration**
- **Strong Cash Flows and Pro Forma Financial Strength**
- **Operating and Development Expertise**
- **Attractive Project Pipeline Supports Growing Production Profile**

Business Overview

World's Leading Public Copper Company

Top 10 Copper Producers (2006E)



(000 t)
Pro forma FCX is poised to take advantage of favorable industry fundamentals
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Codelco
Pro Forma FCX
BHP Billiton
Xstrata (1)
Rio Tinto
Anglo American
KGHM Polska Miedz
Southern Copper
RAO Norilsk
Kazakhmys

Source: Brook Hunt 4Q Report. Rankings based on net equity ownership.
(1) Xstrata shown pro forma the acquisition of Falconbridge

Premier North American Mining Company



Enterprise Value (US$ billions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
$37.4
$37.1
$25.1
$23.7
$21.1
$17.6
$14.5
$10.9
Pro Forma FCX
Alcoa
Barrick
Alcan
Newmont
Goldcorp
Cameco
Teck Cominco

Source: Public filings, prices as of March 16, 2007
Pro forma FCX based on closing share price of $60.71, pro forma 409 million diluted shares outstanding, net debt and minority interest as of December 31, 2006 and debt incurred through the transaction

Combination of FCX and Phelps Dodge


2006 Revenue (US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$5.8
$11.9
$17.7
FCX
Phelps Dodge
Combined FCX


2006 Adjusted EBITDA (US$ billions)
$10.0
$5.0
$0.0
$3.1
$4.7
$7.8
FCX
Phelps Dodge
Combined FCX


2006 Consolidated Copper Sales (billion lbs)
5
4
3
2
1
0
1.2
2.4
3.6
FCX
Phelps Dodge
Combined FCX (1)

(1) Includes approximately 540 mm lbs for minority interests; excludes purchased copper

Enhanced Diversification

2006 Mining Revenue by Commodity



FCX
Gold
23%
Copper
77%
+
Phelps Dodge
Molybdenum
22%
Copper
78%
=
Pro Forma FCX
Gold
10%
Molybdenum
12%
Copper
78%

2006 Mining Revenue by Geography



FCX
Indonesia
100%
+
Phelps Dodge
Peru
8%
Chile
35%
North America
57%
=
Pro Forma FCX
Indonesia
38%
North America
35%
Peru
5%
Chile
22%

Pro forma for the transaction, approximately 60% of production will come from investment grade countries

Strong Management Track Record

- Leader in Safety and Environmental Excellence
- World Class Open Pit and Underground Mining Expertise
- Global Leader in Mining and Processing Technologies
- Established Exploration and Development Expertise
- Proven Project Management Expertise


The
Right
Time

Strong Copper Fundamentals


000's Metric Tons
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07

**LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.*

Industry Analysts Copper Price Forecasts

	2007	2008
Reuters Survey (1)	$2.81	$2.35
CRU (2)	$2.48	$1.64
Brook Hunt (2)	$2.25	$1.65
Bloomsbury	$2.53	$2.55
"Street"	$2.75	$2.30
Forward Curve	$2.98 (3)	$2.76

(1) 45 Commodity Strategists as of January 15, 2007
(2) Brook Hunt dated as of February 28, 2007, CRU dated as of February 15, 2007
(3) Excludes actuals for January and February 2007 which averaged $2.59/lb and $2.58/lb, respectively

Positive Long-Term Fundamentals

- **The Combination of Strong Fundamentals Has Created Extremely Attractive Market Conditions for the Copper Industry**
- **Supply is Unlikely to Increase Meaningfully**
  - Absence of Mega-development Projects in the Pipeline
  - Potential for Further Supply Disruptions
- **China Continues to Lead Strong Demand Growth**
- **60% of Today's Mines Deplete or Go Underground by 2021**
- **New Mines Taking Longer to Build**

Supply/Demand Forecast*

	2007		2008	
	Brook Hunt	CRU	Brook Hunt	CRU
Supply	18.6	18.3	19.4	19.4
Demand	18.2	18.2	18.9	18.9
Market Balance	0.4	0.1	0.5	0.5
China Demand Growth	8.0%	9.0%	7.0%	8.5%

** mm tonnes*

World Class Discoveries Are Extremely Rare

Recoverable Copper Reserves



Million metric tons
0
5
10
15
20
25
30
Grasberg Complex - 1988
Escondida - 1979
El Teniente - 1910
Cananea - 1926
Chuquicamata - 1910
Collahuasi - 1979
Andina - 1865
Los Pelambres - 1996
Olympic Dam - 1975
Toquepala - 1950
Los Bronces - 1981
Cuajone - 1956
Antamina - 1996
Morenci/Metcalf - 1907
Batu Hijau - 1990

2006E Copper Production



Thousands metric tons
0
200
400
600
800
1,000
1,200
1,400
Escondida - 1979
Grasberg Complex - 1988
Chuquicamata - 1910
Other Chinese Mines
Collahuasi - 1979
Norilsk - 1935
El Teniente - 1910
Antamina - 1996
Morenci - 1907
Los Pelambres - 1996
Radimiro Tomic - 1954
Rudna - 1969
Bingham Canyon - 1899
Andina - 1865
Los Bronces - 1981

FCX asset Phelps Dodge asset

Phelps Dodge's Tenke Fungurume is believed to be largest undeveloped, high-grade copper/cobalt project in the world today

Source: Brook Hunt

The Right Assets



Grasberg, Indonesia

Morenci, North America

Cerro Verde, Peru

Sierrita, North America

Geographically Diverse, Long-Lived Asset Base

Pro forma		
Reserves 12/31/06	**Consolidated**	**Net interest**
Copper (billion lbs)	93.6	77.2
Molybdenum (billion lbs)	2.0	1.8
Gold (million ozs)	42.4	38.3
Average Production Volumes (2007-2009)		
Copper (billion lbs)	4.4	3.6
Molybdenum (million lbs)	77	74
Gold (million ozs)	1.9	1.7
Implied Reserve Life (years)		
Copper	21	21
Molybdenum	25	25
Gold	22	22
Mineralized Material(1)		
Ore (million metric tons)	9,972	9,341
average % copper	0.38	0.37
average g/t gold	0.06	0.06

2006 Copper Production by Geography


Indonesia
35%
North America
42%
Peru
4%
Chile
19%

2006 Copper Reserves by Geography


Indonesia
46%
North America
32%
Africa
3%
Peru
11%
Chile
8%

(1) Geologic resources (i.e. Mineralized Material) are not included in reserves. The geologic resources will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves.

North America

10 Mines in North America

North America[1]	
Reserves	
Cu	*24.8 billion lbs*
Mo	*1.7 billion lbs*
Production	
Cu	*1.6 billion lbs*
Mo	*69 million lbs*
Mine Life 16 Years	

Major Projects

Morenci (85%)

- **Mill Restart and Concentrate Leach Project**
- **$210 Million Aggregate Capital Cost**
- **In Operation Mid-2007**
- **Adds 115MM lbs Cu/year Aggregate and Enhances Cost Profile**

Safford (100%)

- **SX/EW Project**
- **$550 Million Capital Cost**
- **Production in 1H 2008**
- **240MM lbs Cu/year**
- **Substantial District Potential (Lone Star)**

(1) Reserves and annual production net to pro forma FCX. Reserves as of December 31, 2006. Mine life based on implied reserve life as of 12/31/06 reserves and 2007-2009 average production. Cu operations: Morenci (85%), Sierrita (100%), Bagdad (100%), Chino/Cobre (100%), Tyrone (100%), and Miami (100%) Cu development: Safford (100%) Primary Mo: Henderson (100%) and Climax (100%) with feasibility study expected on Climax in 2007

South America

Peru

Cerro Verde (53.6%) (1)	
Reserves	
Cu	*8.3 billion lbs*
Mo	*0.1 billion lbs*
Cu Production	*380 million lbs*
Mine Life	*37 years*

Major Projects

- Major Project With Conventional Concentrator
- Aggregate $850MM Project Completed in 4Q06
- Ramp-up to Full Production in 1H07
- Adds 430MM lbs Cu/year Aggregate

Chile

El Abra (51%) (1)	
Cu Reserves	*2.9 billion lbs*
Production	*190 million lbs*
Mine Life	*19 years*

- Large Sulfide Mineral Deposit Underlying Current Oxide Pit
- Extends Mine Life Through 2021 With Sulfide Cu Production Beginning in 2010
- Adds 325MM lbs Cu/year Aggregate

Candelaria/ Ojos del Salado (80%) (1)	
Cu Reserves	*3.5 billion lbs*
Production	*340 million lbs*
Mine Life	*15 years*

(1) Reflects net interest in properties; production figures are average annual estimates for 2007 - 2009

Indonesia – Grasberg

Grasberg (90.64%) (1)	
Reserves	
Cu	*35.2 billion lbs*
Au	*37.2 million ozs*
Ag	*116 million ozs*
Production	
Cu	*1.1 billion lbs*
Au	*1.6 million ozs*
Ag	*3.1 million ozs*
Mine Life	*34 years*

Development Projects

- **DOZ Expansions (50K t/d & 80K t/d)**
- **Big Gossan Development**
- **Common Infrastructure Project**
- **Development of Grasberg Underground & Balance of Mineral District Reserves**
- **Significant Exploration Potential**

(1) Reflects net interest in properties; production figures are average annual estimates for 2007 - 2009

Africa – Democratic Republic of Congo

Tenke Fungurume [1] (57.75%)	
Reserves	
Cu	*2.6 billion lbs*
Co	*0.3 billion lbs*

Development Projects

- **Feasibility Study Approved 4Q06**
- **Oxide Leach Operation**
- **$650MM Capital Cost**
- **Aggregate Production of 250MM lbs Cu/year; 18 MM lbs Co/Year in First 10 Years**
- **Potential Expansions**

(1) Reflects net interest in properties

Significant Exploration Potential

Papua, Indonesia

- Rights to 2.2 Million Acres
- Highly Prospective Exploration Areas Provide Opportunities to Continue to Add to our Long-lived Reserves

Tenke Fungurume, Democratic Republic of Congo

- Believed to be Largest Undeveloped, High Grade Copper/Cobalt Project in the World Today
- Less Than Half of 600-square-mile Concession Explored; Cumulative Strike Length Greater Than 80 Kilometers
- Start-up: Late 2008 to Early 2009
- ~$650 Million Aggregate Capital and Related Project Expenditures


Papua, Indonesia
Pacific Ocean
Banda Sea
Arafura Sea
Papua, Indonesia
Papua New Guinea


Tenke Fungurume

Proven Technical Expertise

2006 Copper Production by Method

FCX | ***Phelps Dodge*** | ***Pro Forma FCX***


Concentrate
100%
+
Concentrate
33%
SX/EW
67%
=
Concentrate
56%
SX/EW
44%

Pro forma FCX will be a world leader

- ***Open pit mining***
- ***SX/EW production technology***
- ***Block cave underground mining***
- ***Copper concentrate leaching***

Smelting/Refining (1)

(000 metric tons)

● FCX ● Phelps Dodge

Atlantic Copper, Spain (100%)	
Anode production: 285	Cathode production: 255
PT Smelting, Indonesia (2) (25%)	
Anode production: 275	Cathode production: 275
Miami Smelter, Arizona (3) (100%)	
Anode production: 208	
El Paso, Texas (100%)	
Cathode production: 408	

(1) Smelting and refining production capacity shown on a 100% basis
(2) FCX's share approximates 62,000 metric tons per year
(3) Miami Refinery permanently shut down


The
Right
Company

Pro Forma FCX — Growing Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
3.6
4.0
4.4
4.7
2006
Pro
Forma
2007E
2008E
2009E

Note: Consolidated copper sales include approximately 540 mm lbs in 2006, 700 mm lbs in 2007, 740 mm lbs in 2008 and 810 mm lbs in 2009 for minority interest; excludes purchased copper

Gold Sales (million ozs)



3
2
1
0
1.9
1.9
1.6
2.2
2006
Pro
Forma
2007E
2008E
2009E

Molybdenum Sales (million lbs)



100
80
60
40
20
0
68
75
77
80
2006
Pro
Forma
2007E
2008E
2009E

Note: Consolidated gold sales include approximately 185 k oz in 2006, 195 k oz in 2007, 170 k oz in 2008 and 220 k oz in 2009 for minority interest

Adjusted EBITDA and Cash Flow at Various Copper Prices

Average Annual Adjusted EBITDA 2007-2009

($500 Gold & $15 Molybdenum)



(US$ billions)
$12
$10
$8
$6
$4
$2
$0
Cu $1.50/lb
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Average Annual Operating Cash Flow 2007-2009

($500 Gold & $15 Molybdenum)



(US$ billions)
$6
$5
$4
$3
$2
$1
$0
Cu $1.50/lb
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Note: Each $50/oz change in gold approximates $90 million to Adjusted EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $100 million to Adjusted EBITDA and $80 million to operating cash flow
Adjusted EBITDA equals operating income plus depreciation, depletion, and amortization; Operating cash flow shown after merger adjustments

Sensitivity to Commodity Prices

Change	Annual Financial Impact	
	Adjusted EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.20/lb	$800	$500
Molybdenum: -/+ $2.00/lb	$100	$80
Gold: -/+ $50/ounce	$90	$50

Note: Annual financial impact based on estimated average annual production for 2007-2009

Pro Forma Capital Expenditures



(US$ billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Major Projects
All Other
$1.9
$0.9
$1.0
$1.2
$0.6
$0.6
$0.9
$0.6
$0.3
2007E
2008E
2009E

Capitalization Table

(US$ billions)

December 31, 2006 Pro Forma Capitalization

	Amount	%
Cash, Cash Equivalents and Restricted Investments	$3.4	--
New Revolver [(1)]	$0.0	0.0%
New Sr. Secured Term Loan A [(2)]	1.8	4.5%
New Sr. Secured Term Loan B [(2)]	5.3	13.5%
New Sr. Unsecured Notes	6.0	15.3%
Existing Debt	1.6	4.0%
Total Debt [(3)]	**$14.7**	**37.3%**
New Common Stock [(4)]	$1.9	4.9%
New Mandatory Convertible Preferred Stock [(4)]	1.0	2.5%
Market Value of Existing Equity [(4) (5) (6)]	21.7	55.3%
Total Market Capitalization	**$39.3**	**100.0%**
Credit Statistics		
Debt / Adjusted EBITDA [(7)]	1.9x	
Adjusted EBITDA[(7)] / Interest [(8)]	6.6x	
Debt / Market Capitalization	37.3%	

(1) New Revolver consists of $1.0 billion Revolving Credit Facility available to FCX and $0.5 billion Amended and Restated Revolving Credit Facility available to FCX and PT-FI
(2) Assumed pro rata pay down of $729 million for Tranche A and $2,187 million for Tranche B term loan facilities from net proceeds of common stock and mandatory convertible preferred stock offerings
(3) Pro forma total debt as of December 31, 2006 is based on book values.
(4) Based on FCX closing price as of March 16, 2007 of $60.71
(5) Based on 357.9 million fully diluted FCX shares outstanding following Phelps Dodge acquisition
(6) Fully diluted FCX shares would approximate 409.4mm shares after the common stock and mandatory convertible preferred stock offerings
(7) Based on year end December 31, 2006 pro forma Adjusted EBITDA of $7.8 billion
(8) Based on year end December 31, 2006 pro forma net interest of $1.2 billion

FCX Pro Forma Debt Maturities



(US$ millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$141
$39
$62
$454
$394
$1,400
$25
$5,678
$6,462
2007
2008
2009
2010
2011
2012
2013
2014
Thereafter
Credit Facilities
Public Debt
All Other Debt

Significant Debt Reduction

Year-End Net Debt at Varying Copper Prices



(US$ billions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
$14.9
$10.2
$6.3
$2.6
2007-2009 Average Copper Price
Net Debt/2007-2009 Average Adjusted EBITDA
$2.00
1.9x
$2.50
0.8x
$3.00
0.3x
Pro Forma YE 2006(1)
Pro Forma YE 2009

Note: Sensitivity assumes $15 Molybdenum and $500 Gold; Adjusted EBITDA equals operating income plus depreciation, depletion, and amortization
(1) Before equity offering

Financial Policy

- FCX is Committed to Maintaining a Strong Financial Position
  - Debt Reduction Top Priority
- Continuation of Positive Copper Markets is Expected to Provide Substantial Cash Flows
- Consideration of Asset Sales
- FCX Anticipates Continuing Regular Annual Common Dividend of $1.25 per Share
- Committed to Long-Standing Tradition of Maximizing Value for Shareholders

Adjusted EBITDA Reconciliation

(US$ millions)	**Pro Forma, Year Ended December 31, 2006**
Income from continuing operations applicable to common stock	$2,991.2
Interest expense, net	1,179.8
Provision for income taxes	1,934.9
Depreciation, depletion and amortization	1,268.2
EBITDA [1]	**$7,374.1**
Preferred dividends	130.5
Minority interests in net income of consolidated subsidiaries	960.6
Losses on early extinguishment and conversion of debt	32.0
Gains on sales of assets [2]	(30.6)
Inco termination fee, net of expenses [3]	(435.1)
Other income, net [4]	(218.6)
Equity in PT Smelting and affiliated companies' earnings	(11.1)
Adjusted EBITDA [1]	**$7,801.8**

(1) Adjusted EBITDA is a non-GAAP financial measure. For purposes of this presentation, pro forma Adjusted EBITDA represents income from continuing operations applicable to common stock plus i) interest expense, net, (ii) provision for income taxes, (iii) depreciation, depletion and amortization, (iv) preferred dividends, (v) minority interest in net income of consolidated subsidiaries, (vi) losses on early extinguishment and conversion of debt, (vii) gains on sales of assets, (viii) Inco termination fee, net of expenses, (ix) other income, net and (x) equity in PT smelting and affiliated companies' earnings.

Adjusted EBITDA is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, our management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.

(2) Includes gains of $29.7 million at Atlantic Copper from the disposition of land and certain royalty rights.

(3) Reflects gains from a termination fee received, net of expenses, resulting from termination of a Combination Agreement with Inco, Ltd.

(4) Primarily relates to interest income.